HIGHLAND FUNDS I

Supplement dated September 23, 2019 to the Summary Prospectus for

Highland Long/Short Equity Fund (“Long/Short Equity Fund”) and Highland Merger

Arbitrage Fund (“Merger Arbitrage Fund”),

and the Highland Funds I Prospectus (the “Prospectus”) and Statement of Additional

Information (“SAI”), each dated October 31, 2018, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the Summary Prospectus, the Prospectus and the SAI and should be read in conjunction with the Summary Prospectus, the Prospectus and SAI. Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus and the Prospectus.

Effective immediately, Michael McLochlin will no longer serve as a portfolio manager for the Long/Short Equity Fund and the Merger Arbitrage Fund. All references to Mr. McLochlin contained in the Long/Short Equity Fund Summary Prospectus, the Merger Arbitrage Fund Summary Prospectus, the Prospectus and SAI are hereby deleted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY

PROSPECTUS AND THE PROSPECTUS FOR FUTURE REFERENCE

HFI-PRO-SUPP2-0919